                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT



We consent to the incorporation by reference in this registration statement of Merisel, Inc. on form S-3 of our report dated February 22, 1994 appearing in the Annual Report on Form 10-K of Merisel, Inc. for the year ended December 31, 1993, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.



                                          DELOITTE & TOUCHE



Los Angeles, California
April 4, 1994